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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 AUGUST 23, 2001



                                NATIONSRENT, INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                  001-14299                      31-1570069
(State or Other Jurisdiction      (Commission                   (IRS Employer
     of Incorporation)            File Number)               Identification No.)




            450 EAST LAS OLAS BLVD.
            FT. LAUDERDALE, FLORIDA                                  33301
   (Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (954) 760-6550


                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

         On August 23, 2001, the Board of Directors of NationsRent, Inc. approved and adopted the Amended and Restated Bylaws of NationsRent, Inc., dated August 23, 2001, a copy of which are attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                     EXHIBIT
                     NUMBER                  DESCRIPTION
                     -------                 -----------

                      99.1 Amended and Restated Bylaws of NationsRent, Inc. (August 23, 2001)

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

August 30, 2001                               NATIONSRENT, INC.



                                      By: /s/ Joseph H. Izhakoff
                                         ---------------------------------------
                                             Joseph H. Izhakoff, Vice President,
                                             General Counsel and Secretary

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                                  EXHIBIT INDEX

 Exhibit               Exhibit
 Number                Description
 -------               ------------

 99.1                  Amended and Restated Bylaws of NationsRent, Inc.
                       (August 23, 2001)




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